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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)  February 21, 2001
                                                 (February 16, 2001)
                                                 -------------------

                         GUINNESS TELLI-PHONE CORPORATION
             (Exact name of registrant as specified in its charter)

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                                     Nevada
                 (State or other jurisdiction of incorporation)


        000-25632                                        68-0310550
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 (Commission File Number)                      (IRS Employer Identification No.)


655 Redwood Hwy., #111, Mill Valley, California                         94941
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (415) 389-9442
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         (Former name or former address, if changed since last report)

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ITEM 5.  APPOINTMENT OF LAW FIRM

         Effective February 2, 2001, the Registrant retained the law firm of Senn Palumbo Meulemans to replace its former securities attorney, Jody Walker. Senn Palumbo Meulemans' offices in Irvine, California will be primarily responsible for the Registrant's corporate and securities matters.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR

         On February 16, 2001, Mr. Arthur Korn tendered his resignation to the Registrant of his position as a member of the board of directors of the Registrant, and as Chief Financial Officer of the Registrant. The Registrant believes that there was no disagreement by Mr. Korn with any of the Registrant's operations, policies, or practices. The Board of Registrant has not yet appointed any individual to replace the vacancy left on the Board by Mr. Korn, however, Mr. Lawrence A. Guinness has been appointed to act as interim Chief Financial Officer for the Registrant. A copy of Mr. Korn's letter of resignation is included herewith.

                                      2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 21, 2001              GUINNESS TELLI-PHONE CORPORATION


                                      /s/ LAWRENCE A. GUINNESS
                                      ------------------------------------------
                                      By:  Lawrence A. Guinness
                                      Its: Chief Executive Officer, Chief
                                           Financial Officer, Director

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                                ARTHUR KORN, CPA
                             402 HUMMINGBIRD PLACE
                               CLAYTON, CA 94517


February 16, 2001

Lawrence Guinness
Guinness Telli*Phone Corporation
655 Redwood Highway #111
Mill Valley, CA 94941

Dear Lawrie:

         I have finally reached my long term goal of retirement. Accordingly, this is to inform you of my resignation, effectively immediately, as chief financial officer and as a director of Guinness Telli*Phone Corporation. I have enjoyed our long relationship but, as you can see, I will no longer be able to serve the Company. I have no disagreements with the Company on any matter relating to Guinness Telli*Phone Corporation's operations, policies or practices. I wish you much success in your endeavors to make the Company a thriving one.


Sincerely,


/s/ ARTHUR KORN
Arthur Korn



Cc:   Dixie Tanner
      Secretary